SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported):
                               July 27, 1999


                         HealthCor Holdings, Inc.
          (Exact name of registrant as specified in its charter)


       Delaware                  0-20881                 75-2294072
   (State or other             (Commission             (IRS employer
   jurisdiction of             file number)         identification no.)
   incorporation or
    organization)

                  8150 North Central Expy., Suite M-2000
                           Dallas, Texas  75206
           (Address and zip code of principal executive offices)

            Registrant's telephone number, including area code:
                              (214) 692-4663

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

     On July 27, 1999, HealthCor Holdings, Inc., a Delaware corporation ("HealthCor") and all of its consolidated subsidiaries other than HC Personnel, Inc. filed voluntary petitions for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Texas (Dallas Division).

ITEM 7.   PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               The following Exhibits are filed herewith:

               99.1 Press Release.

     Pursuant to Item 601(b) of Regulation S-K, HealthCor agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any omitted schedules or similar attachments to the foregoing exhibits.

                         [SIGNATURE PAGE FOLLOWS]

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HEALTHCOR HOLDINGS, INC.


                                   By:  /S/ MICHAEL D. AYRES
                                        --------------------------------
                                        Michael D. Ayres, President and
                                        Treasurer

Date:  August 2, 1999

                               EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

99.1*          Press Release.







*  filed herewith